UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 19, 2018

TABULA RASA HEALTHCARE, INC.

(Exact Name of Registrant Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-37888 (Commission File Number)	46-5726437 (I.R.S. Employer Identification No.)

228 Strawbridge Drive, Suite 100
Moorestown, New Jersey	08057
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (866) 648-2767

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement

Stock Purchase Agreement

On October 19, 2018 (the “Closing Date”), TRHC MEC Holdings, LLC, a Delaware limited liability company (“Purchaser”) and wholly-owned subsidiary of Tabula Rasa HealthCare, Inc., a Delaware corporation (“TRHC”), entered into, and consummated the transactions contemplated by, a Stock Purchase Agreement (the “Purchase Agreement”) by and among Purchaser, each stockholder (each, a “Seller” and collectively, the “Sellers”) of Cognify, Inc., a California corporation (“Cognify”), and Mace Wolf, solely in his capacity as the Sellers’ Representative. Pursuant to the Purchase Agreement, each Seller assigned, transferred and sold to Purchaser, and Purchaser purchased from the Sellers, all of the issued and outstanding capital stock of Cognify (the “Transaction”). Capitalized terms used herein and not otherwise defined have the meaning set forth in the Purchase Agreement.

At the closing of the Transaction, TRHC paid (i) $10.8 million in cash consideration, subject to adjustments set forth in the Purchase Agreement, and (ii) issued 93,579 shares of TRHC common stock (valued at $76.94 per share) (together, the “Closing Consideration”).  A portion of the cash consideration is being held in escrow to secure potential claims by Purchaser for indemnification under the Purchase Agreement and in respect of adjustments to the Purchase Price.

In addition to the Closing Consideration, the Sellers will be eligible to earn additional consideration, payable one-half in cash consideration and one-half in shares of TRHC common stock, with an aggregate value of up to a total of $14,000,000 (the “Contingent Consideration”) based on the financial results of the acquired business and certain other factors as more fully described in the Purchase Agreement. Additionally, pursuant to the terms of the Purchase Agreement, the Contingent Consideration may be accelerated in certain circumstances.

The Purchase Agreement includes customary terms and conditions, including provisions that require the Sellers to indemnify the Indemnified Purchaser Parties for certain losses incurred, including as a result of a breach by any Seller of such Seller’s respective representations, warranties or covenants under the Purchase Agreement. The foregoing description of the terms and conditions of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement. TRHC expects to file a copy of the Purchase Agreement with its Annual Report on Form 10-K for the year ended December 31, 2018.

The representations, warranties and covenants of the parties contained in the Purchase Agreement have been made solely for the benefit of the parties thereto. In addition, such representations, warranties and covenants (i) have been made only for purposes of the Purchase Agreement, (ii) have been qualified by confidential disclosures made by the Sellers and Cognify to Purchaser in connection with the Purchase Agreement, (iii) are subject to materiality qualifications contained in the Purchase Agreement which may differ from what may be viewed as material by investors, (iv) were made only as of the date of the Purchase Agreement or such other date as is specified in the Purchase Agreement and (v) have been included in the Purchase Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Investors should not rely on the representations, warranties or covenants, or any descriptions thereof, as characterizations of the actual state of facts or condition of the parties or any of their respective subsidiaries or affiliates.

Item 2.01 Completion of Acquisition or Disposition of Assets

The disclosures set forth in Item 1.01 above are incorporated by reference into this Item 2.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosures set forth in Item 1.01 above with respect to the Contingent Consideration are incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

The disclosures set forth in Item 1.01 above are incorporated by reference into this Item 3.02.  TRHC issued common stock in connection with the closing of the Transaction in a private placement exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.  TRHC relied on representations made by the individuals who received TRHC common stock to the effect that they were acquiring the TRHC common stock for investment purposes and not with a view to, or for resale in connection with, the distribution of such securities in violation of applicable securities laws and that they had sufficient knowledge and experience in business and financial matters to be capable of evaluating the merits and risks of an investment in such securities.

Item 8.01 Other Events

The following risk factors are provided to update the risk factors of TRHC previously disclosed in TRHC’s periodic reports filed with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2017:

We face additional risks as a result of the Transaction and may be unable to integrate our businesses successfully and realize the anticipated synergies and related benefits of the Transaction or do so within the anticipated timeframe.

On October 19, 2018, we completed our acquisition of Cognify. As a result of the Transaction, the Company faces various additional risks, including, among others, the following:

•                  our inability to successfully evaluate and utilize Cognify’s products, services, technologies or personnel;

•                  disruption to Cognify’s business and operations and relationships with service providers, customers, employees and other partners;

•                  negative effects on our products, product pipeline and services from the changes and potential disruption that may follow the Transaction;

•                  diversion of our management’s attention from other strategic activities;

•                  our inability to successfully combine the Cognify business in a manner that permits us to achieve the cost savings anticipated to result from the Transaction;

•                  diversion of significant resources from the ongoing development of our existing products, services and operations; and

•                  greater than anticipated costs related to the integration of Cognify’s business and operations into ours.

Our ability to execute all such plans will depend on various factors, many of which remain outside our control. Any of these risks could adversely affect our business and financial results.

The process of integrating Cognify’s operations into our operations could result in unforeseen operating difficulties and require significant resources.

The following factors, among others, could reduce our revenues and earnings, increase our operating costs, and result in a loss of projected synergies:

•                  if we are unable to successfully integrate the duties, responsibilities, and other factors of interest to the management and employees of the acquired business, we could lose employees to our competitors, which could significantly affect our ability to operate the business and complete the integration;

•                  if we are unable to implement and retain uniform standards, controls, policies, procedures and information systems; and

•                  if the integration process causes any delays with the delivery of our services, or the quality of those services, we could lose customers, which would reduce our revenues and earnings.

The process of integrating Cognify and its associated services and technologies involves numerous risks that could materially and adversely affect our results of operations or stock price.

The following factors, among others, could materially and adversely affect our results of operations or stock price:

•                  expenses related to the acquisition process and impairment charges to goodwill and other intangible assets related to the acquisition;

•                  the dilutive effect on earnings per share as a result of issuances of our stock and incurring operating losses;

•                  stock volatility due to investors’ uncertainty regarding the value of Cognify;

•                  diversion of capital from other uses;

•                  failure to achieve the anticipated benefits of the acquisition in a timely manner, or at all; and

•                  adverse outcome of litigation matters or other contingent liabilities assumed in or arising out of the acquisition.

Notwithstanding the due diligence investigation we performed in connection with the Transaction, Cognify may have liabilities, losses, or other exposures for which we do not have adequate insurance coverage, indemnification, or other protection.

While we performed significant due diligence on Cognify prior to signing the Purchase Agreement, we are dependent on the accuracy and completeness of statements and disclosures made or actions taken by Cognify and its representatives when conducting due diligence and evaluating the results of such due diligence.  We did not control and may be unaware of activities of Cognify before the acquisition, including intellectual property and other litigation or disputes, information security vulnerabilities, violations of laws, policies, rules and regulations, commercial disputes, tax liabilities and other liabilities.

Our post-closing recourse is limited under the Purchase Agreement.

The Sellers’ obligations to indemnify us is limited to, among others, breaches of specified representations and warranties and covenants included in the Purchase Agreement and other specific indemnities as set forth in the Purchase Agreement. In the event that any Seller breaches a representation or warranty other than a Fundamental Representation (as defined in the Purchase Agreement), we cannot recover in respect of a claim for indemnification pursuant to the Purchase Agreement with respect to such non-Fundamental Representation unless and until the indemnifiable losses exceed $90,000, and we cannot make an indemnification claim against the Sellers for a breach of a non-Fundamental Representation after the date that is 18 months after the date of closing of the Transaction.  If any issues arise post-closing, we may not be entitled to sufficient, or any, indemnification or recourse from the Sellers, which could have a material adverse impact on our business and results of operations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TABULA RASA HEALTHCARE, INC.

	By:	/s/ Dr. Calvin H. Knowlton
Dr. Calvin H. Knowlton
Chief Executive Officer

Dated: October 19, 2018